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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  AUGUST 31, 2006


                              IVANHOE ENERGY INC.
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            (Exact name of registrant as specified in its charter)


                                 YUKON, CANADA
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                (State or Other Jurisdiction of Incorporation)


                000-30586                            98-0372413
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         (Commission File Number)                 (I.R.S. Employer
                                               Identification Number)


       SUITE 654 - 999 CANADA PLACE
           VANCOUVER, BC, CANADA                       V6C 3E1
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   (Address of Principal Executive Office)           (Zip Code)

                                (604) 688-8323
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              (Registrant's telephone number, including area code)

                                NOT APPLICABLE
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         (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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               SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On August 31, 2006, Ivanhoe Energy Inc. ("Ivanhoe Energy") and its wholly-owned subsidiaries Sunwing Holding Corporation ("Sunwing Holding") and Sunwing Energy Ltd. ("Sunwing Energy") terminated that certain Stock Purchase Agreement, dated as of May 12, 2006 (as amended, restated, modified or supplemented from time to time, the "Agreement"), by and between Ivanhoe Energy, Sunwing Holding, Sunwing Energy and China Mineral Acquisition Corporation, a "blank check" company organized under the laws of the State of Delaware ("China Mineral"). Under the terms of the Agreement, Sunwing Holding could terminate the Agreement if the transactions contemplated by the Agreement had not been consummated by August 30, 2006.

China Mineral is a publicly traded "blank check" company with cash assets of US$21million that was formed to acquire an operating business in the People's Republic of China. Pursuant to the Agreement, the signing of which was announced by Ivanhoe Energy on a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 17, 2006, China Mineral was to acquire all of the outstanding capital stock of Sunwing Energy, in return for which it would issue shares of China Mineral to Sunwing Holding.

China Mineral's amended and restated Certificate of Incorporation requires it to liquidate if it does not complete a business combination by August 30, 2006. In order to obtain the additional time necessary to finalize a preliminary prospectus/proxy statement on Form S-4, originally filed with the Securities and Exchange Commission on May 12, 2006, and to complete the proposed transaction, China Mineral requested an extension from its stockholders of the August 30, 2006 liquidation date to March 31, 2007. Ivanhoe Energy, Sunwing Holding and Sunwing Energy had previously agreed with China Mineral that if China Mineral's stockholders approved the extension proposal, they would extend the August 30, 2006 deadline specified in the Agreement to March 31, 2007. In light of the insufficient response of China Mineral stockholders indicating an intent to vote in favor of the extension proposal, the China Mineral board of directors elected to abandon the proposed extension. As a result, the transactions contemplated by the Agreement did not occur by August 30, 2006. The letter of termination from Ivanhoe Energy, Sunwing Holding and Sunwing Energy addressed to China Mineral is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Ivanhoe Energy will not incur any extraordinary fees nor will it be obligated to make any payments to China Mineral as a result of the termination of the Agreement.


                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS:

10.1 Stock Purchase Agreement, dated as of May 12, 2006, by and among Ivanhoe Energy Inc., Sunwing Holding Corporation, Sunwing Energy Ltd. and China Mineral Acquisition Corporation (incorporated by reference to Exhibit 10.1 to Ivanhoe Energy's Form 8-K as filed with the Securities and Exchange Commission on May 17, 2006)

99.1 Letter of termination from Ivanhoe Energy Inc., Sunwing Holding Corporation and Sunwing Energy Ltd. addressed to China Mineral Acquisition Corporation, dated August 31, 2006


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           IVANHOE ENERGY INC.


Date: September 1, 2006                    By: /s/ Gordon Lancaster
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                                               Gordon Lancaster
                                               Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                    EXHIBIT TITLE OR DESCRIPTION
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10.1     Stock  Purchase  Agreement,  dated as of May 12,  2006,  by and among
         Ivanhoe Energy Inc., Sunwing Holding Corporation, Sunwing Energy Ltd. and China Mineral Acquisition Corporation (incorporated by reference to Exhibit 10.1 to Ivanhoe Energy's Form 8-K as filed with the Securities and Exchange Commission on May 17, 2006)

99.1 Letter of termination from Ivanhoe Energy Inc., Sunwing Holding Corporation and Sunwing Energy Ltd. addressed to China Mineral Acquisition Corporation, dated August 31, 2006